                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Clayton K. Yeutter
Clayton K. Yeutter

Witness:  /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Donald W. Spiro
Donald W. Spiro

Witness: /s/ Kathleen Ives
           Kathleen Ives
              Assistant Secretary

                                             POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Robert G. Galli
Robert G. Galli

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Phillip A. Griffiths
Phillip A. Griffiths

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and  resubstitution,  for me and in my capacity as a  Trustee/Director  of Oppenheimer  AMT-Free New York
Municipals,  Oppenheimer  California  Municipal Fund,  Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Discovery
Fund,  Oppenheimer  Emerging Growth Fund,  Oppenheimer  Emerging  Technologies Fund,  Oppenheimer Global Opportunities
Fund,  Oppenheimer  Gold & Special  Minerals  Fund,  Oppenheimer  Growth Fund,  Oppenheimer  Money Market Fund,  Inc.,
Oppenheimer  Multi-Sector  Income  Trust,  Oppenheimer  Series  Fund,  Inc.  (on  behalf  of  Oppenheimer  Disciplined
Allocation Fund and Oppenheimer  Value Fund) and Oppenheimer U.S.  Government  Trust, to sign on my behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Mary Miller
Mary Miller

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                              POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/Joel W. Motley
Joel W. Motley

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Kenneth A. Randall
Kenneth A. Randall

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Edward V. Regan
Edward V. Regan

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution and resubstitution,  for me and in my capacity as a Trustee/Director of Oppenheimer  AMT-Free Municipals,
Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,  Oppenheimer  California  Municipal  Fund,
Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,  Oppenheimer Growth Fund, Oppenheimer  International Growth Fund, Oppenheimer  International Small Company Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal Trust
(on behalf of  Oppenheimer  New  Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal  Fund and  Oppenheimer
Rochester National Municipal Fund),  Oppenheimer  Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund  and  Oppenheimer  Value  Fund)  and  Oppenheimer  U.S.  Government  Trust,  to  sign  on my  behalf  any and all
Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the Securities
Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform  each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Russell S. Reynolds, Jr.
Russell S. Reynolds, Jr

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of
substitution  and  resubstitution,   for  me  and  in  my  capacity  as  President,   Principal  Executive  Officer  &
Trustee/Director of Oppenheimer  AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,  Oppenheimer Balanced
Fund,  Oppenheimer  California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation
Fund,  Oppenheimer  Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer
Emerging Technologies Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities
Fund,  Oppenheimer Gold & Special  Minerals Fund,  Oppenheimer  Growth Fund,  Oppenheimer  International  Growth Fund,
Oppenheimer  International Small Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector Income
Trust,  Oppenheimer  Multi-State  Municipal  Trust (on behalf of Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund, Inc. (on
behalf of Oppenheimer  Disciplined  Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government Trust,
to sign on my behalf any and all  Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits thereto,  and other documents in connection  therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ John V. Murphy
John V. Murphy

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints Phillip  Gillespie,
Mitchell  J.  Lindauer  and Dina Lee each as my true  and  lawful  attorney-in-fact  and  agent,  with  full  power of substitution  and  resubstitution,  for me and in my capacity as a  Treasurer,  Principal,  Financial  and  Accounting
Officer of Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,  Oppenheimer  Balanced Fund,
Oppenheimer  California Municipal Fund,  Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund,
Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging  Growth Fund,  Oppenheimer
Emerging Technologies Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global Opportunities
Fund,  Oppenheimer Gold & Special  Minerals Fund,  Oppenheimer  Growth Fund,  Oppenheimer  International  Growth Fund,
Oppenheimer  International Small Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector Income
Trust,  Oppenheimer  Multi-State  Municipal  Trust (on behalf of Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund, Inc. (on
behalf of Oppenheimer  Disciplined  Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government Trust,
to sign on my behalf any and all  Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits thereto,  and other documents in connection  therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Brian W. Wixted
Brian W. Wixted

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary